EXHIBIT 23
   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





        To the Shareholders of
            ALLTEL Corporation:


        As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-99523, 33-35343, 33-48476, 33-51047,
        33-54175, 33-56291 and 33-65199.



                                                   /S/ARTHUR ANDERSEN LLP



        Little Rock, Arkansas,
        February 25, 1997.
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